UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2017
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SABRE CORPORATION
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)
(682) 605-1000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers.

(d)    On December 11, 2017, the Board of Directors of Sabre Corporation (“Sabre”) elected Hervé Couturier to the Board of Directors. Mr. Couturier currently serves as the President of Kerney Partners, a consulting company. Mr. Couturier has also been appointed as the Chair of the Technology Committee of the Board of Directors.

Mr. Couturier will participate in Sabre’s non-employee director compensation program. Currently under this program, he is entitled to receive a $75,000 annual retainer. Also, currently under this program, he is entitled receive a one-time restricted stock unit award with a grant date value of $400,000, vesting ratably over four years from the date of grant, in connection with his election to the Board of Directors, and an annual restricted stock unit award on March 15 of each year with a grant date value of $150,000, vesting in full on the first anniversary of the date of grant.

In addition, the Board of Directors elected Lawrence W. Kellner as non-executive Chairman of the Board, effective December 31, 2017. Mr. Kellner has served as Sabre’s Executive Chairman on an interim basis since December 31, 2016, and he previously served as Sabre’s non-executive Chairman of the Board from 2013 to 2016. As non-executive Chairman of the Board, Mr. Kellner will receive an annual retainer of $250,000, payable quarterly in arrears and will receive no additional fees for being a committee chairman or member, and he will receive an annual restricted stock unit award with a grant date value of $150,000. The terms of the letter agreement between Sabre and Mr. Kellner, dated December 15, 2016, with respect to Mr. Kellner’s compensation as Executive Chairman will no longer apply effective upon Mr. Kellner’s designation as non-executive Chairman of the Board.

A copy of the news release announcing the election of Mr. Couturier to Sabre’s Board of Directors and Mr. Kellner’s return to the position of non-executive Chairman of the Board is attached as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated December 13, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: December 13, 2017	By:	/s/ Rachel A. Gonzalez
	Name:	Rachel A. Gonzalez
	Title:	Executive Vice President and Chief Administrative Officer